UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 4, 2018

Nuo Therapeutics, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-32518	23-3011702
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

207A Perry Parkway, Suite 1, Gaithersburg, MD 20877

(Address of Principal Executive Offices) (Zip Code)

(240) 499-2680

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On September 5, 2018, Nuo Therapeutics, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Amendment”) to its Second Amended and Restated Certificate of Incorporation for purposes of increasing the number of authorized shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), from 31,500,000 shares to 100,000,000 shares. The amendment became effective on September 5, 2018 at 4 p.m. Eastern Time. A copy of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 28, 2018, the Company filed with the Securities and Exchange Commission a Definitive Schedule 14A Consent Solicitation Statement (the “Consent Solicitation”) and thereafter mailed the Consent Solicitation to the Company’s stockholders of record as of August 10, 2018 (the “Record Date”).

The Consent Solicitation solicited written consents of the Company’s stockholders approving and authorizing the Amendment.

As of the Record Date, the Company had 23,722,400 shares of Common Stock and 29,038 shares of its Series A preferred stock, par value $0.0001 per share (the “Series A Preferred Stock”), issued and outstanding. Accordingly, the votes or written consents of stockholders holding at least 11,933,796 shares of the issued and outstanding Common Stock or at least 11,788,606 shares of the issued and outstanding Common Stock and all 29,038 shares of the issued and outstanding Series A Preferred Stock (the latter representing 145,190 votes), were necessary to approve the Amendment.

As of September 4, 2018, the Company had received the written consent of more than a majority of the voting power of its capital stock outstanding as of the Record Date in favor of the Amendment and, accordingly, terminated the Consent Solicitation period.

The final vote tabulation on the Amendment prior to termination of the Consent Solicitation period was as follows:

Consent (For)	Consent Withheld (Against)	Abstain
17,707,813	0	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuo Therapeutics, Inc.

By:	/s/ David E. Jorden
David E. Jorden
Chief Executive Officer and Chief Financial Officer

Date: September 5, 2018